Exhibit 10.4

EXECUTION VERSION

FIFTH AMENDMENT
TO THE
MASTER RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO THE MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of January 9, 2015 (this “Amendment”), is entered into by and among T-MOBILE AIRTIME FUNDING LLC, a Delaware limited liability company, as funding seller (the “Funding Seller”), BILLING GATE ONE LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, a public law corporation incorporated under the laws of Germany, as bank purchasing agent and a bank purchaser (the “Bank Purchasing Agent”), T-MOBILE PCS HOLDINGS LLC, a Delaware limited liability company, as servicer (the “Servicer”), and T‑MOBILE US, INC., a Delaware corporation, as performance guarantor (the “Performance Guarantor” or “TMUS”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).
WHEREAS, the Funding Seller, the Purchaser, the Bank Purchasing Agent, the Servicer and the Performance Guarantor are parties to that certain Master Receivables Purchase Agreement, dated as of February 26, 2014, as amended by that certain Omnibus Amendment to the Master Receivables Purchase Agreement and Fee Letter, dated as of April 11, 2014, that certain Second Amendment to the Master Receivables Purchase Agreement, dated as of June 12, 2014, that certain Third Amendment to the Master Receivables Purchase Agreement, dated as of September 29, 2014, and that certain Fourth Amendment to the Master Receivables Purchase Agreement, dated as of November 28, 2014 (collectively, the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Amendments to Section 1.1. Effective as of the date hereof, Section 1.1 of the Agreement shall be amended as follows:

A.	The following definitions shall be added thereto in the appropriate alphabetical order:

“Designated SunCom Receivable” means a receivable originated by the January 2015 Joining Originator in November 2014, December 2014, or January 2015 on or before the January 2015 Amendment Effective Date.
“January 2015 Amendment Effective Date” means January 9, 2015.

“January 2015 Joining Originator” means the January 2015 Joining Seller, as such term is defined in the Conveyancing Agreement.

B.	The definition therein of the term “Purchased Receivables” shall be amended by adding the following sentence at the end thereof:

For the avoidance of doubt, on and after the January 2015 Amendment Effective Date, the term “Purchased Receivable” shall be interpreted to include any and all Designated SunCom Receivables deemed to have been sold, transferred, assigned, set over or otherwise conveyed to the Purchaser pursuant to Section 2.1(b), as amended as of the January 2015 Amendment Effective Date.
SECTION 2.    Amendment to Section 2.1(b). Effective as of the date hereof, Section 2.1(b) of the Agreement shall be amended and restated as follows:

(b)    (i) Except as provided in clauses (ii) and (iii) below, after the Closing Date, on each Business Day prior to the Facility Termination Date, all of the Funding Seller’s right, title and interest in and to all newly created Receivables and associated Related Rights that the Funding Seller, immediately prior to the sales contemplated hereunder, acquires from the Initial Purchaser on each such Business Day pursuant to the terms of the Contribution Agreement, shall be, and hereby are, sold, transferred, assigned, set over and otherwise conveyed to the Purchaser without any further action by the Funding Seller or any other Person.
(ii) Notwithstanding any of the foregoing set forth in clause (i) above, on the Amendment Effective Date and solely with respect to Designated November 2014 Receivables and associated Related Rights, all of the Funding Seller’s right, title and interest in and to such Designated November 2014 Receivables and associated Related Rights that the Funding Seller, immediately prior to the sales contemplated hereunder, acquires from the Initial Purchaser on the Amendment Effective Date pursuant to the terms of the Contribution Agreement, shall be, and hereby are, sold, transferred, assigned, set over and otherwise conveyed to the Purchaser without any further action by the Funding Seller or any other Person; and, in connection with the foregoing, the parties hereto, for all purposes, shall account for each Designated November 2014 Receivable as if it had been sold by the applicable November 2014 Joining Originator (and further conveyed to the Purchaser pursuant to the Transaction Documents) on the date it was originated.
(iii) Notwithstanding any of the foregoing set forth in clauses (i) and (ii) above, the parties hereto confirm and ratify, and the Funding Seller represents and warrants, that all of the Funding

Seller’s right, title and interest in and to the Designated SunCom Receivables and associated Related Rights that the Funding Seller acquired from the Initial Purchaser pursuant to the terms of the Contribution Agreement, have been sold, transferred, assigned, set over and otherwise conveyed to the Purchaser as of the date of such acquisition without any further action by the Funding Seller or any other Person; and, in connection with the foregoing, the parties hereto, for all purposes, shall account for each Designated SunCom Receivable as if it had been sold by the January 2015 Joining Originator (and further conveyed to the Purchaser pursuant to the Transaction Documents) on the date it was originated.
SECTION 3.    Amendment to Section 2.8. Effective as of the date hereof, Section 2.8 of the Agreement shall be amended by renumbering subsections (c) and (d) thereof as subsections (d) and (e), respectively, and inserting the following text as new subsection (c):

(c)    On or before the January 2015 Amendment Effective Date, the Funding Seller shall cause to be filed, with the Secretary of State of the state in which the January 2015 Originator is organized or otherwise “located” for purposes of the UCC:
(i)    a UCC financing statement naming the January 2015 Joining Originator as debtor and the Initial Purchaser as secured party;
(ii)    a UCC financing statement amendment assigning such financing statement to the Funding Seller;
(iii)    a UCC financing statement amendment assigning such amended financing statement to the Purchaser; and
(iv)    a UCC financing statement amendment assigning such amended financing statement to the Bank Purchasing Agent;
in each case as may be necessary or desirable under the UCC in order to perfect the respective interests of the Purchaser and the Bank Purchasing Agent in the Receivables sold, or purported to be sold, by the Funding Seller to the Purchaser hereunder.
SECTION 4.    Amendment to Section 6.3. Effective as of the date hereof, the introductory paragraph to Section 6.3 of the Agreement shall be amended and restated as follows:

The Funding Seller hereby represents, warrants and covenants to each of the Purchasing Entities as of each Purchase Date with respect to each Receivable purchased or purported to be purchased on such date (including each Receivable originated by the January 2015 Originator and sold or purported to be sold to the Purchaser on such date), that:

SECTION 5.    Insertion of New Section 19.9. Effective as of the date hereof, the Agreement is hereby amended by the insertion of new Section 19.9, UCC Filing Indemnity, following Section 19.8, which will read as follows:

Section 19.9 UCC Filing Indemnity. The Performance Guarantor hereby agrees to indemnify each of the Purchasing Entities from and against any and all losses, liabilities and expenses (including reasonable attorney’s fees) suffered by each such Purchasing Entity arising out of the avoidance (or “clawback”) of the transfers by the January 2015 Joining Originator of Designated SunCom Receivables (or of any proceeds of such receivables) as a preference or fraudulent transfer, in the event of a bankruptcy, liquidation, conservatorship, receivership or similar proceeding, whether voluntary or involuntary, involving the January 2015 Joining Originator or its assets, which avoidance (or “clawback”) is attributable to (A) the non-timely filing of financing statements with respect to such transfers by the January 2015 Joining Originator and/or (B) the fact that the Joinder and Second Amendment to the Conveyancing Agreement, dated as of the date hereof (which confirms and ratifies such transfers), was executed and delivered as of a date later than the date on which such transfers actually occurred.
SECTION 6.    Amendment to Annex 4. Effective as of the date hereof, Annex 4 of the Agreement shall be amended and restated in its entirety to read as follows:

ANNEX 4

ORIGINATORS

Name	Jurisdiction of Organization	Address

As of the Closing Date:

T-Mobile West LLC	Delaware	12920 SE 38th Street Bellevue, Washington 98006
T-Mobile Central LLC	Delaware	12920 SE 38th Street Bellevue, Washington 98006
T-Mobile Northeast LLC	Delaware	12920 SE 38th Street Bellevue, Washington 98006
T-Mobile South LLC	Delaware	12920 SE 38th Street Bellevue, Washington 98006

As of the Amendment Effective Date:

Powertel/Memphis, Inc.	Delaware	12920 SE 38th Street Bellevue,

Washington 98006
Triton PCS Holdings Company L.L.C.	Delaware	12920 SE 38th Street Bellevue, Washington 98006

As of the January 2015 Amendment Effective Date:

SunCom Wireless Operating Company, L.L.C.	Delaware	12920 SE 38th Street Bellevue, Washington 98006

SECTION 7.    Representations and Warranties. Each of the parties hereto hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to the general principals of equity.

SECTION 8.    Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and reaffirmed by the parties hereto. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 9.    Miscellaneous.

C.	The section headings in this Amendment are for reference only and shall not affect the construction of this Amendment.

D.
This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute on and the same agreement.

E.	This Amendment may not be amended or otherwise modified except as provided in the Agreement.

F.
THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY THERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPALS OF CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
T-MOBILE AIRTIME FUNDING LLC, as Funding Seller

By:     /s/ J. Braxton Carter________________________
Name:    J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

T-MOBILE PCS HOLDINGS LLC, as Servicer

By:     /s/ J. Braxton Carter________________________
Name:    J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

T-MOBILE US, INC., as Performance Guarantor

By:     /s/ J. Braxton Carter________________________
Name:    J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

BILLING GATE ONE LLC, as Purchaser

By: Billing Gate One Trust, as Manager

By: Wells Fargo Delaware Trust Company, National Association, solely as Trustee and not in its individual capacity

By:    /s/ Sandra Battaglia__________________________
Name: Sandra Battaglia____________________________
Title:    Vice President _____________________________

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Bank Purchaser and Bank Purchasing Agent

By:    /s/ Bjoern Mollner__________________________
Name: Bjoern Mollner____________________________
Title:    Vice President_____________________________

By:    /s/ Osterloh_______________________________
Name: Osterloh__________________________________
Title:    Vice President ____________________________

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

ACKNOWLEDGED AND ACCEPTED:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., DUSSELDORF BRANCH

By:    /s/ Seiichi Kuroiwa__________________________
Name: Seiichi Kuroiwa____________________________
Title:    General Manager___________________________

By:    /s/ Stephan Stamm___________________________
Name: Stephan Stamm_____________________________
Title:    Deputy General Manager_____________________

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]

ACKNOWLEDGED AND ACCEPTED:

KFW IPEX-BANK GMBH

By:    /s/ Sven Wabbels____________________________
Name: Sven Wabbels______________________________
Title:    Director___________________________________

By:    /s/ Sebastian Eberle__________________________
Name: Sebastian Eberle____________________________
Title:    Vice President _____________________________

[Signature Page to Fifth Amendment to Master Receivables Purchase Agreement]